UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Definitive Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Preliminary Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

NANOVIRICIDES, INC.
(Name of Registrant as Specified In Its Charter)
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Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Form, Schedule or Registration Statement No.:

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Date Filed:

NANOVIRICIDES, INC.
1 Controls Drive
Shelton, Connecticut 06484
October 19, 2018
To Our Stockholders:
On behalf of the Board of Directors of NanoViricides, Inc., I cordially invite you to attend the Annual Meeting of Stockholders to be held on Friday, November 30, 2018, at 10:00 a.m., Eastern Daylight Time, at the Sheraton Stamford Hotel, 700 E. Main Street, Stamford, Connecticut 06901. You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/NNVC2018, where you will be able to vote electronically and submit questions during the meeting.
At this year’s annual meeting you will be asked to: (i) elect two directors and re-elect another director who will each serve for a two year term; (ii) approve our Executive Equity Incentive Plan; (iii) approve the award of warrants to purchase 250,000 shares of common stock in connection with the separation agreement of our former Chief Executive Officer; (iv) approve the award of 525,000 shares of Series A Convertible Preferred Stock to our President in connection with his employment agreement; (v) ratify the selection of our independent registered public accountants; and (vi) transact such other business as may properly come before the annual meeting. The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.
Our Board of Directors unanimously recommends that you vote “FOR” each proposal.
A copy of the 2018 Annual Report is included in this mailing.
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, IN PERSON OR VIRTYALLY, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.
Cordially,
NANOVIRICIDES, INC.
/s/ Anil Diwan

Anil Diwan,
President and Chairman of the Board of Directors

NANOVIRICIDES, INC.
Notice of Annual Meeting of Stockholders
To Be Held on November 30, 2018
To Our Stockholders:
NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the “Annual Meeting”), of NanoViricides, Inc. (the “Company” or “NanoViricides”). The Annual Meeting will be held on Friday, November 30, 2018, at 10:00 a.m., Eastern Daylight Time, at Sheraton Stamford Hotel, 700 E. Main Street, Stamford, Connecticut 06901. You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/NNVC2018, where you will be able to vote electronically and submit questions during the meeting. You will need the digit control number included with these proxy materials to attend the annual meeting virtually.
We are holding the Annual Meeting for the following purposes:
1. Election of Irach B. Taraporewala as a Class II Director and James Sapirstein as a Class I Director, each for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Re-election of Stanley Glick, CPA as a Class III Director, for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal (Proposal 1);
2. To approve the Company’s Executive Equity Incentive Plan (Proposal 2);
3. To approve an award of warrants to purchase 250,000 shares of our common stock to be issued to Eugene Seymour in connection with his separation as the Company’s Chief Executive Officer (Proposal 3);
4. To approve an award of 525,000 shares of the Company’s Series A Preferred Stock to Anil Diwan in connection with the extension of his employment as the Company’s President (Proposal 4);
5. To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal 5); and
6. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.
All shareholders are cordially invited to attend the Annual Meeting. Please note that you will be asked to present the admission ticket attached to the accompanying proxy card, plus proof that you are a shareholder of the Company, as well as valid picture identification, such as a driver’s license or passport, in order to attend the Annual Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of common stock you own, you are requested to sign, date and return the enclosed proxy card promptly. Any shareholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m. (New York City time) on November 29, 2018; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the President of the Company so that it is received no later than 5:00 p.m. (New York City time) on November 29, 2018; or (iii) attending the Annual Meeting and voting in person thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, Attention: Irach B. Taraporewala. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.
The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on October 5, 2018, as the record date for the determination of holders of record of the Company’s common stock entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders of record of the Company as of the record date will remain open for inspection during the Annual Meeting until the closing of the polls thereat.
We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet allows us to provide our stockholders with the information they need, while reducing our printing and mailing costs and the environmental impact of our Annual Meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail contains instructions on how to access this proxy statement and the 2018 Annual Report and vote online. The Notice also includes instructions on how you can request a paper copy of the annual meeting materials. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Stockholders Meeting section of our Investor Relations web site. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement as well as in the Notice you received in the mail.
This year, we are also pleased to offer a virtual annual meeting at which our stockholders can attend our Annual Meeting at www.virtualshareholdermeeting.com/NNVC2018. Stockholders at the close of business on October 5, 2018 may also ask questions and vote at our Annual Meeting via the Internet. We hope this will allow our stockholders who are unable to attend our Annual Meeting in person to participate in our Annual Meeting.
By Order of the Board of Directors
/s/ Anil Diwan

Name: Anil Diwan
Title:   Chairman of the Board of Directors
October 19, 2018

NANOVIRICIDES, INC.
1 Controls Drive
Shelton, Connecticut 06484

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
November 30, 2018
INTRODUCTION
Proxy Solicitation and General Information
This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.001 per share, of NanoViricides, Inc., a Nevada corporation (which is sometimes referred to in this Proxy Statement as “NanoViricides, Inc.,” “NanoViricides,” the “Company,” “we,” “us” or “our”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Friday, November 30, 2018, at 10:00 a.m., Eastern Daylight Time, at Sheraton Stamford Hotel, 700 E. Main Street, Stamford, Connecticut 06901, or via the Internet at www.virtualshareholdermeeting.com/NNVC2018, and at any adjournments or postponements thereof  (the “Annual Meeting”).
At the Annual Meeting, stockholders will be asked to consider and take appropriate action with respect to the following:
1. Election of Irach B. Taraporewala as a Class II Director and James Sapirstein as a Class I Director, each for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Re-election of Stanley Glick, CPA as a Class III Director, for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal (Proposal 1);
2. To approve the Company’s Executive Equity Incentive Plan (Proposal 2);
3. To approve an award of warrants to purchase 250,000 shares of our common stock to be issued to Eugene Seymour in connection with his separation as the Company’s Chief Executive Officer (Proposal 3);
4. To approve an award of 525,000 shares of the Company’s Series A Preferred Stock to Anil Diwan in connection with the extension of his employment as the Company’s President (Proposal 4);
5. To ratify the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal 5); and
6. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.
The Board of Directors has fixed the close of business on October 5, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

Proxies and Voting
Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the Annual Meeting in accordance with instructions contained therein. When voting to elect directors (Proposal 1), you may vote for all nominees, vote for only some of the nominees, or withhold authority to vote for all or some of the nominees. If a Proxy Card is signed and returned without instructions, the shares will be voted “FOR” the election of each nominee for director named herein (Proposal 1) and “FOR” the ratification of the appointment of Eisner Amper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal 5). The approval of the Company’s Equity Incentive Plan (Proposal 2), the award of warrants to Dr. Seymour (Proposal 3) and the award of shares of Series A Convertible Preferred Stock to Dr. Anil Diwan (Proposal 4) require the affirmative vote of a majority of the Company’s outstanding common stock present at the Annual Meeting, broker non-votes and abstentions will not count as affirmative votes.
Voting
Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.
Our Board of Directors has selected Anil Diwan and Irach B. Taraporewala, and each of them, to serve as “Proxyholders” for the Annual Meeting. Proxy Cards which are not revoked will be voted at the Meeting in accordance with instructions contained therein.
Revocation of Proxy
A stockholder who so desires may revoke its previously submitted Proxy Card at any time before it is voted at the Meeting by: (i) delivering written notice to us at NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, c/o Chief Executive Officer; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.
Voting on Other Matters
The Board of Directors knows of no other matters that are to be brought before the Annual Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
Only stockholders as of the close of business on October 5, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 68,607,394 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to beneficially own 5% or more of our common stock. In addition, holders of Series A Conferred Preferred Stock (the “Series A Shares”) are entitled to vote on matters which the common shareholders are entitled to vote. Each Series A Share carries 9 votes. There are currently 4,531,394 Series A preferred shares outstanding.
Quorum; Required Votes
The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.

Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
Nominees may have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 5, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors, the approval of the Company’s Executive Equity Incentive Plan and the approval of equity compensation awards. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposals 1, 2, 3 or 4.
Each share of NanoViricides common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or represented by proxy at the Meeting is necessary for the re-election of the director nominees named in this Proxy Statement (Proposal 1). To comply with the rules of the NYSE American Stock Exchange (the “Exchange”), we are requiring the affirmative vote of a majority of the shares of common stock present in  person or represented by proxy at the Meeting is necessary for the approval of the Company’s Executive Equity Incentive Plan (Proposal 2), the approval of an award of warrants to Dr. Eugene Seymour (Proposal 3), and the approval of an award of Series A Convertible Preferred Stock to Dr. Diwan (Proposal 4).
An inspector of elections appointed by NanoViricides will tabulate votes at the Meeting.
Proxy Solicitation; Expenses
NanoViricides will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.
Voting Confidentiality
Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.
Appraisal Rights
Stockholders will have no rights of appraisal under the Nevada Revised Statutes in connection with the proposals to be considered at the Meeting.
IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. YOUR PRESENCE AT THE MEETING WILL NOT AUTOMATICALLY REVOKE YOUR PROXY CARD. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING
Why am I receiving this proxy statement?
You are receiving this proxy statement from us because you were a stockholder of record at the close of business on the record date of October 5, 2018. As a stockholder of record, you are invited to attend our annual meeting of stockholders (“Annual Meeting”) and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.

Who is entitled to attend and vote at the meeting?
Only holders of record of shares of our common stock at the close of business on October 5, 2018 (the “Record Date”) are entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

How many shares are outstanding?
On the Record Date, 68,607,394 shares of our common stock were issued and outstanding and held by approximately 154 holders of record, which does not include stockholders holding our stock in “street name.” Each share of common stock outstanding on the record date is entitled to one vote. In addition, holders of the Series A Convertible Preferred stock are entitled to vote at the rate of 9 votes per share. There are currently 4,531,394 Series A preferred shares outstanding.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?
The presence at the Annual Meeting, in person or represented by proxy, of the holders of at least a majority of the shares of our common stock, issued and outstanding on the record date and entitled to vote at the Annual Meeting, will constitute a quorum for the transaction of business. If, however, a quorum is not present, in person or represented by proxy, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting until a later time.

What items of business will be voted on at the meeting?	The items of business to be voted on at the Annual Meeting are as follows:

To elect Irach B. Taraporewala as a Class II Director and James Sapirstein, as a Class I Director, each for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal and re-elect Stanley Glick, CPA as a Class III Director, for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal (Proposal 1). Of these nominees, Dr. Taraporewala is currently the CEO of the Company and is not considered an independent director. James Sapirstein and Stan Glick are both considered independent directors. Mr. Glick is currently a Director and Chairman of the Audit Committee;

To approve the Company’s Executive Equity Incentive Plan (Proposal 2);

To approve an award of warrants to purchase 250,000 shares of common stock to Dr. Eugene Seymour in connection with his separation of employment.
To approve an award of 525,000 shares of Series A Convertible Preferred Stock to Dr. Anil Diwan in connection with the extension of his employment as the Company’s President (Proposal 4).
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 (Proposal 5); and

To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

What happens if additional matters are presented at the meeting?
The only items of business that our Board of Directors intends to present at the Annual Meeting are set forth in this proxy statement. As of the date of this proxy statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

How does the Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote your shares “FOR” the election of each director nominee, “FOR” the approval of the Company’s Executive Equity Incentive Plan, “FOR” the approval of the equity compensation awards to Dr. Seymour and Dr. Diwan, and “FOR” the ratification of the appointment of Eisner Amper LLP

What shares can I vote at the meeting?
You may vote all of the shares you owned as of October 5, 2018, the Record Date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. Some of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the Annual Meeting or direct the proxyholder how to vote your shares on your behalf at the Annual Meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner.   If your shares are held in a brokerage account or by a trustee or another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the Annual Meeting or grant a proxy and direct the proxyholder to vote your shares at the Annual Meeting as you instruct in the voting instruction card. You may also vote in person at the Annual Meeting, but only after you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the Annual Meeting?
As discussed previously, whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by completing and returning the enclosed proxy card or voting instruction card. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the Annual Meeting will be voted “FOR” each nominee for director set forth herein, “FOR” the approval of the Company’s Executive Equity Incentive Plan, “FOR” the approval of a grant of warrants to Dr. Seymour, “FOR” the approval of a grant of Series A Convertible Preferred Shares to Dr. Diwan, and “FOR” the ratification of the appointment of Eisner Amper LLP.

How can I vote my shares in person at the meeting?
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. You should be prepared to present the Admission Ticket attached to the proxy card and photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The Annual Meeting will begin promptly at 10:00 a.m. (local time). Reception and check-in will begin at 9:30 a.m. Even if you plan to attend the Annual Meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I attend the meeting via the Internet?
Stockholders may also attend our Annual Meeting via the Internet at www.virtualshareholdermeeting.com/NNVC2018. Stockholders of record and beneficial owners as of the close of business on October 5, 2018 may also submit questions while attending the meeting via the Internet. Instructions on how to attend and participate at our Annual Meeting via the Internet are posted at www.virtualshareholdermeeting.com/NNVC2018. To demonstrate proof of stock ownership, you will need to enter the control number received with your Notice or proxy materials to submit questions and vote at our Annual Meeting via the Internet. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Is my vote confidential?
Proxy cards, voting instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except as required by law to Corporate Stock Transfer, Inc., our transfer agent, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?
Each outstanding share of our common stock entitles the holder to one vote per share on each matter considered at the Annual Meeting. In addition, each Preferred Series A Share votes at the rate of 9 votes per share. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

Proposal No. 1
The election of directors requires a plurality of the votes cast for the election of directors and, accordingly, so long as a quorum is present, if each director nominee receives a majority of affirmative “FOR” votes at the Annual Meeting, he will be elected to serve as director.

You may vote either “FOR” or “WITHHOLD” your vote for each director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

Proposal No. 2
Our Board of Directors is submitting the Executive Equity Incentive Plan to our stockholders for approval. To comply with the requirements of the Exchange, we are requesting the approval of the Executive Equity Incentive Plan by the affirmative vote of a majority of the votes cast. You may vote either “FOR” or “AGAINST” approval of the plan, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the plan will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal and will thus have the same effect as a vote “AGAINST” the proposal.

Proposal No. 3
Our Board of Directors has approved an award of warrants to purchase 250,000 shares of our common stock to Dr. Eugene Seymour in connection with his separation from employment with the Company. We are required to submit the proposal to our stockholders for approval under Exchange rules. You may vote either “FOR” or “AGAINST” approval of the award, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the award will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal and will thus have the same effect as a vote “AGAINST” the proposal.

Proposal No. 4
Our Board of Directors has approved an award of 525,000 shares of the Company’s Series A Convertible Preferred Stock to Dr. Anil Diwan in connection with his Employment Agreement. We are required to submit the proposal to our stockholders for approval under Exchange rules. You may vote either “FOR” or “AGAINST” approval of the award, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the award will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal and will thus have the same effect as a vote “AGAINST” the proposal.

Proposal No. 5
Stockholder ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019, is not required by law or by our governing instruments. However, our Board of Directors is submitting the selection of Eisner Amper LLP to our stockholders for ratification as a matter of good corporate governance and practice. The ratification of the appointment of Eisner Amper LLP requires the affirmative vote of a majority of the votes cast. You may vote either “FOR” or “AGAINST” ratification of the appointment, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the ratification of the appointment will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal and will thus have the same effect as a vote “AGAINST” the proposal. If the stockholders fail to ratify the appointment, our Board of Directors will reconsider whether or not to retain that firm.

What is a “broker non-vote”?
Under the rules that govern brokers and banks who have record ownership of our shares of common stock that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. For non-routine matters, brokers and banks do not have such discretion, resulting in a broker non-vote.

How are “broker non-votes” counted?
Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?
If you return a proxy card that indicates an abstention from voting on one or more proposals, the shares represented by your proxy will be counted as present for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be counted in tabulating the voting results for any particular proposal. As a result, an abstention will have the same effect as a vote against a proposal (other than the election of directors).

What happens if the meeting is adjourned?
If our Annual Meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the Annual Meeting, unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual Meeting.

What should I do in the event that I receive more than one set of proxy materials?
You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?
The enclosed proxy is being solicited on behalf of our Board of Directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our common stock, who will forward the proxy materials to the beneficial owners. We may, at our discretion, reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials will not be significant.

Where can I find the voting results of the meeting?	We will publish the final voting results in a Current Report on Form 8-K that we expect to file within four business days after the meeting.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of October 5, 2018, certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) and (iv) our Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class
TheraCour Pharma, Inc.(2) 1 Controls Drive Shelton, CT 06484	9,419,170	13.7%
Anil Diwan(2)(3) 1 Controls Drive Shelton, CT 06484	2,005,367	2.9%
Irach Taraporewala(4) 1 Controls Drive Shelton, CT 06484	0	0%
Mukund Kulkarni 1 Controls Drive Shelton, CT 06484	46,234	0.06%
Stanley Glick 1 Controls Drive Shelton, CT 06484	50,875	0.07%
Meeta Vyas(5) 1 Controls Drive Shelton, CT 06484	147,021	0.21%
All Directors and Executive Officers as a Group (6 persons)	11,668,667	17%
Other 5% Holders
Milton Boniuk(6) 1111 Herman Drive, Unit 29E Houston, TX 77004	7,824	11.4%

(1)
For each shareholder, the calculation of percentage of beneficial ownership is based upon 68,607,394 shares of Common Stock outstanding as of October 5, 2018, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(2)
Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour Pharma Inc. and owns approximately 70% of the outstanding capital stock of TheraCour. Anil Diwan has both investment and dispositive power over the NanoViricides shares held by TheraCour Pharma, Inc. Does not include 2,000,000 shares of the Company’s Series A Preferred Stock (the “Series A”), held by TheraCour Pharma, Inc. which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company.

(3)
Anil Diwan, President and Chairman of the Board of Directors. Does not include 16,531,429 shares owned by TheraCour Pharma, Inc. after calculating the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), over which Dr. Diwan holds voting and dispositive power. Does not include 996,429 shares of Series A Preferred Stock which votes at the rate of nine shares of Common Stock per each share of Series A and is convertible into three and one half shares of Common Stock upon a change in control of the Company.

(4)
Irach Taraporewala, Chief Executive Officer. Does not include option to purchase 300,000 shares of Common Stock which vest during the term of Dr. Taraporewala’s employment.

(5)
Includes 26,001 shares held by Connect Capital LLC, over which Ms. Vyas holds voting and dispositive power. Does not include 126,027 shares of Series A Preferred Stock.

(6)
Milton Boniuk, resigned as an Independent Member of the Board of Directors on July 10, 2018. Includes 166,286 shares of common stock owned by the reporting person, 657,142 shares of common stock owned by the reporting person and his wife Laurie Boniuk, and 7,001,037 shares of common stock owned by Milton Boniuk IRA. Does not include 2,776,793 shares of common stock and warrants to purchase 257,143 shares of common stock currently exercisable held by Boniuk Interests Ltd. Does not include 337,000 shares of Series A Preferred Stock held by Milton Boniuk IRA, which are not readily convertible. Does not include warrants to purchase 542,856 shares of common stock, held by the reporting person and his wife. Dr. Boniuk holds voting and dispositive power over Boniuk Interests Ltd. Does not include any shares held by the Boniuk Charitable Foundation since on February 3, 2017, Dr. Boniuk filed a Form 4 which indicated that Dr. Boniuk no longer holds voting and dispositive power over the shares of common stock owned by the Boniuk Charitable Foundation.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two or more than seven members, with such number to be fixed by the Board of Directors and there are currently three members of our Board of Directors. The directors are divided into three classes and according to our Bylaws the Directors must be divided evenly among the three classes. Each director serves for a term of two years. At each annual meeting, the term of one or more classes of directors expires. The class of directors with a term expiring at this annual meeting consists of one director. At the Annual Meeting, two Class III Directors will be elected to serve for a term of two years expiring at the 2020 annual meeting of stockholders and until each of their respective successors is duly elected and qualified or until each of their respective earlier resignation or removal.
Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the nominees for director named below for a two-year term expiring at the 2020 annual meeting of stockholders and until each of their respective successors is duly elected and qualified or until each of their respective earlier resignation or removal. Each of the nominees named below has been nominated by the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any of the nominees become unable or unwilling to accept a nomination for election, the person named in the enclosed Proxy Card will vote for the election of a nominee or nominees, as applicable, designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.
When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in each of the nominees’ individual biographies set forth below, which contain information regarding the nominee’s service as a director, business experience, and director positions held currently or at any time during the last five years.

Director Nominee Biographical Information
The age and principal occupation for the past five years of each person nominated as director is set forth below:
Irach B. Taraporewala, PhD, age 62, is a seasoned pharmaceutical executive with over 25 years of experience in drug development and regulatory strategy. He is a hands-on CEO with strong scientific background combined with significant management, leadership, business development, and financing experience. Dr. Taraporewala is the founder and Managing Member of Sitara Pharmaceutical Consulting, LLC, providing consulting services to biotechnology companies on business strategy, regulatory strategic planning for small molecule and biological pharmaceuticals, nanotechnology drugs and drug-device combination products since 2015. Dr. Taraporewala was previously the founding CEO and President of Ohr Pharmaceutical, Inc. (“Ohr”), from April 2010 until December 2015. During his 5 years of leadership at Ohr, he played a critical role in taking the company from preclinical stage through successful Phase II clinical trials. Dr. Taraporewala holds a Ph.D. degree in Medicinal Chemistry from the Philadelphia College of Pharmacy, University of the Sciences in Philadelphia (1984). He holds a Master of Science degree in Organic Chemistry, and a Bachelor of Science degree in Chemistry and Microbiology, both from the University of Bombay, India.
Stanley Glick, CPA, age 81, was appointed as an independent Director and as chair of the Audit Committee of the Company on June 22, 2012. Mr. Glick has over forty years of experience in his long career of providing auditing, accounting, tax, and management advisory services, to clients in various industries. Mr. Glick has been a member of several Boards of Directors for not-for-profit organizations in the Westport, CT area. In particular, he has served as a Director and member of Audit Committee of “A Better Chance” of Westport, CT, from 2000 to 2005. From 1977 until present, Mr. Glick has managed an independent practice as a Certified Public Accountant in Connecticut and New York States. Prior to forming his own CPA firm, Mr. Glick was employed by local and regional CPA firms where he performed and supervised audits and financial reporting. Mr. Glick is a member of the American Institute of Certified Public Accountants, The Connecticut Society of Certified Public Accountants, and the New York State Society of Certified Public Accountants. He holds a Bachelor of Business Administration degree in Accounting from Baruch College of Business (now Baruch College of the City University of New York). Mr. Glick is married and lives in Trumbull, CT. We concluded that Mr. Glick’s broad business, accounting and auditing experience meets the criteria of an independent director and an “audit committee Financial Expert.
James Sapirstein, R.Ph., M.B.A., age 57, has been nominated to the Board but has not yet been appointed or elected. Mr. Sapirstein has served over thirty years in the pharmaceutical industry. He has been part of almost two dozen product launches and specifically either led or been a key member of several HIV product launches into a new class of therapeutics at that time. Most recently from March 18, 2014 until October 3, 2018, he served as the Chief Executive Officer of ContraVir Pharmaceuticals, Inc., which is a company specializing in the Hepatitis B space. After beginning his career in 1984 with Eli Lilly, he accepted a position at Hoffmann-LaRoche in 1987, where he served for almost a decade as part of its commercial teams in the US and abroad. He held a number of positions at Hoffmann-LaRoche, before moving to Bristol Myers Squibb in 1996 the Director of International Marketing in the Infectious Disease group. While at BMS, he worked on several important HIV/AIDS projects including Secure the Future. Mr. Sapirstein started his career in smaller biotech companies when he later joined Gilead Sciences, Inc. (GILD) in order to lead the Global Marketing team in its launch of Viread (tenofovir) In 2002, he accepted the position of Executive Vice President Metabolic and Endocrinology for Serono Laboratories before becoming the founding CEO of Tobira Therapeutics in 2006. In 2012, after several years in the infectious diseases space, Mr. Sapirstein became the CEO of Alliqua Therapeutics at Alliqua, Inc., prior to joining Contravir. Mr. Sapirstein holds board positions on Enochian Biosciences (ENOB), RespireRx Pharmaceuticals (RSPI) and Leading Biosciences. He is also the Chairman of BioNJ and a Board Director for BIO, where he sits on both the Health Section Governing and Emerging Companies Section Governing Boards. Mr. Sapirstein received his MBA from Fairleigh Dickinson University and B.Pharm. from Rutgers University. We believe Mr. Sapirstein’s extensive experience as a biotechnology executive and as a board member in biopharma industry and industry associations qualifies him to serve as a Director of our Company.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election as director of each nominee named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.
Directors Continuing in Office until 2019 Annual Meeting of Stockholders
Anil Diwan, PhD, age 59, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was the first to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and three PCT international patent applications in various stages of prosecution in a number of countries, and, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). The Company concluded Dr. Diwan’s experience plus his status as creator of the Company’s technologies render him uniquely qualified to serve in these capacities.
Mukund S. Kulkarni, MBA, PhD, age 70, has been a Chancellor of Penn State Harrisburg since 2010 where Dr. Kulkarni joined in 1985 as a Professor of Finance in the School of Business Administration. Prior to becoming chancellor, he was senior associate dean for academic affairs from 2006 – 2010. Prior thereto and from 1996, he served as the director of the School of Business Administration. In addition to his administrative appointment, Dr. Kulkarni holds the rank of professor of finance. Dr. Kulkarni earned his bachelor’s degree from Shivaji University located in Kolhapur, India and master’s degrees from University of Pune located in Pune, India, and an M.B.A. from Marshall University. He also earned a Doctorate in Economics from the University of Kentucky. Dr. Kulkarni is widely published in academic journals and has presented papers at several scholarly conferences. Dr. Kulkarni is an invited lecturer and consultant to several academic institutions in the U.S. and abroad, in addition to state government and nonprofit organizations. Dr. Kulkarni is widely engaged in social and civic activities in and around the Harrisburg region. He is member of several boards of civic and nonprofit organizations including the Harrisburg Regional Chamber of Commerce, United Way of the Capital Region, Modern Transit Partnership, and Asian Indian Americans of Central Pennsylvania, among others. He has delivered lectures and provided consultations to other business schools, government agencies, and non-profit organizations, and he has valuable corporate experience in the commercial banking industry. As a result of his valuable experience in the commercial banking industry and his vast academic background in economics and finance, the Company concluded Dr. Kulkarni was qualified to serve as a member of its Board of Directors.
PROPOSAL 2
APPROVE THE 2018 EXECUTIVE EQUITY INCENTIVE PLAN
At the 2018 Annual Meeting, we will ask our stockholders to approve our 2018 Executive Equity Incentive Plan. In July 2018, our Board of Directors approved the NanoViricides, Inc. Executive Equity Incentive Plan, hereinafter referred to as our “2018 Plan.”
A copy of the 2018 Plan is attached hereto as Appendix A and is hereby incorporated into this Proxy Statement by reference. The following summary of key provisions of the 2018 Plan, as well as the other summaries and descriptions relating to the 2018 Plan contained elsewhere in this Proposal 2, are each qualified in their entirety by reference to the full text of the 2018 Plan. Any capitalized terms used in this summary, but not defined shall have the meanings ascribed to them in the 2018 Plan, unless otherwise expressly stated.
Purpose.   The purpose of our 2018 Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with long term performance incentives to expend their maximum efforts in the creation of stockholder value.
Administration.   Our 2018 Plan is to be administered by the Board, or if the Board delegates, a committee designated by our Board of Directors consisting of not less than two directors, hereinafter referred to as the ‘‘Committee” consisting solely of independent directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and intend for awards to be treated as performance-based compensation for purposes of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Code.
Subject to the terms of our 2018 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2018 Plan, construe and interpret the 2018 Plan and award agreements, and correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of our 2018 Plan.
Eligibility.   The persons eligible to receive awards under our 2018 Plan are the officers, directors, senior employees.
Types of Awards.   Our 2018 Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, reload options, and other stock-based awards. Performance awards may be based on the achievement of certain business or personal criteria or goals, as determined by the Committee.
Shares Available for Awards; Annual Per-Person Limitations.   The total number of shares of our Common Stock that may be subject to the granting of awards under our 2018 Plan is equal to 5,000,000 shares, all of which are currently available. The total number of shares of our Series A Preferred Stock that may be subject to the granting of awards under our 2018 Plan is equal to 2,000,000 shares, all of which are currently available The foregoing limits shall be increased by the number of shares with respect to which awards granted under our 2018 Plan are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.
Description of Awards
Stock Options and Stock Appreciation Rights.   The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee, but must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the 2018 Plan, the term “fair market value” means the fair market value of a share of common stock or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a share of common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which the shares of common stock are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or other service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the Plan to be paid in cash, shares (including the withholding of shares otherwise deliverable pursuant to the award), other awards or other property (including loans to participants). Options may be exercised by payment of the exercise price in cash, shares of common stock or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time.
Restricted Stock and Restricted Stock Units.   The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of NanoViricides, unless otherwise determined by the Committee. An award of restricted stock units confers upon a participant the right to receive shares of common stock, cash equal to the fair market value of a specified number of shares of common stock, or a combination thereof, as determined by the Committee, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership.
Reload Options.   The Committee is authorized to issue “reload” options pursuant to which, subject to the terms and conditions established by the Committee, the participant will, either automatically or subject to subsequent Committee approval, be granted a new option when the payment of the exercise price of the original option, or the payment of tax withholdings, is made through the delivery to the Company of shares held by such participant. The reload option will be a fully vested option to purchase the number of shares provided as consideration for the exercise price and in payment of taxes in connection with the exercise of the original option, will have a per share exercise price equal to the fair market value of a share as of the date of exercise of the original option, and will otherwise have terms and conditions as contained in the original option. Reload options will only be granted to a participant who is exercising at least 50% of the number of shares under the option, if the market value of the common stock on the date of exercise of the option is greater than the price of the original option, and the participant is still an employee of the Company or its affiliate.
Other Stock-Based Awards.   The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The Committee determines the terms and conditions of such awards.
If and to the extent that the Committee determines that these provisions of the 2018 Plan are to be applicable to any award, one or more of the following business criteria for NanoViricides, on a consolidated basis, shall be used by the Committee in establishing performance goals for awards under the 2018 Plan: (i) revenues or sales; (ii) gross margins; (iii) earnings per share; (iv) product production or shipments; (v) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vi) net income; (vii) operating income; (viii) book value per share; (ix) return on shareholders’ equity; (x) return on investment; (xi) return on capital; (xii) capital raising and improvements in capital structure; (xiii) expense management; (xiv) operating margins; (xv) maintenance or improvement of gross margins or operating margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) profitability; (xix) costs; (xx) cash flow or free cash flow; (xxi) working capital; (xxii) return on assets; (xxiii) economic wealth created, and/or (xxiv) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices, execution of pre-approved corporate strategy and/or such other performance based factors deemed reasonable and appropriate by the Board. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to NanoViricides. The Committee shall exclude the impact of an event or occurrence, or otherwise make adjustments to the performance goals, which the Committee determines should appropriately be excluded, or made to avoid unanticipated results or to otherwise insure that the results are determined in a manner consistent with the intention of the Committee at the time it established the goals, including, without limitation, exclusions or adjustments for (i) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (ii) a change in accounting standards required by generally accepted accounting principles or (iii) such other exclusions or adjustments that the Committee specifies at the time an award is granted.
Other Terms of Awards.   Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under our 2018 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.
Awards under our 2018 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under our 2018 Plan, awards under other NanoViricides plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards, rights or other awards.
Acceleration of Vesting; Change in Control.   The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and, if so provided in the award agreement or otherwise determined by the Committee, vesting shall occur in the case of a “change in control” of NanoViricides, as defined in our 2018 Plan. In addition, the Committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.”
Amendment and Termination.   Our Board of Directors may amend, alter, suspend, discontinue or terminate our 2018 Plan or the Committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to our 2018 Plan. Our 2018 Plan will terminate at the earliest of  (1) such time as no shares of common stock remain available for issuance under our 2018 Plan, (2) termination of our 2018 Plan by our Board of Directors or (3) the tenth anniversary of the effective date of the 2018 Plan. Awards outstanding upon expiration of our 2018 Plan shall remain in effect until they have been exercised or terminated or have expired.
Federal Income Tax Consequences of Awards.   The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonqualified Stock Options.   An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2018 Plan. On exercise of a nonqualified stock option granted under the 2018 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of NanoViricides’ stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.
NanoViricides generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for NanoViricides and is reasonable in amount, and either the employee includes that amount in income or NanoViricides timely satisfies its reporting requirements with respect to that amount.
Incentive Stock Options.   Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an Incentive Stock Option (“ISO”). In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
Stock Awards.   Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2018 Plan (for example, if the recipient is required to be employed for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.
NanoViricides generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for NanoViricides, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or NanoViricides timely satisfies its reporting requirements with respect to that amount.
Units.   The recipient of a Restricted Stock Unit (“RSU”) that provides for the payment of cash or the delivery of shares at a future date, will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the payment of cash or the delivery of shares is actually made.

NanoViricides will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the performance share, performance cash, performance unit or RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the stock is received. Upon the disposition of any such stock received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.
Stock Appreciation Rights.   NanoViricides may grant Stock Appreciation Rights (“SARs”) separate from any other award, which we refer to as “Stand-Alone SARs,” or Tandem SARs, under the 2018 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.
With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.
With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.
In general, there will be no Federal income tax deduction allowed to NanoViricides upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, NanoViricides generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.
Reload Options.   Participant should recognize no income on the grant of any reload options. On exercise of a reload option, the tax consequences of the participant and the Company are the same as non-qualified stock options.
Section 162 Limitations.   Section 162(m) of the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of  $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to participants under the 2018 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) of the Code deductibility cap of  $1 million. However, the Committee may, in its discretion, grant awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that awards under the 2018 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.
Section 409A of the Code.   The 2018 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2018 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.
The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
THE APPROVAL OF THE 2018 EXECUTIVE EQUITY INCENTIVE PLAN.
PROPOSAL 3
On May 1, 2018, the Company entered into a Confidential Separation Agreement and General Release with Dr. Eugene Seymour, our Former Chief Executive Officer. Pursuant to the terms of the Separation Agreement, we agreed to pay Dr. Seymour severance payments at his effective rate of salary from January 27, 2018 through December 31, 2018, a cash payment for non-allocatable expenses of  $10,000, plus warrants to purchase 250,000 shares of our Common Stock (the “Warrants”). Pursuant to the rules of the Exchange, we are required to obtain the approval of our stockholders prior to issuing the Warrants to Dr. Seymour. The Warrants are exercisable at the price of  $2.00 per share and vest in three, equal installments over three years with the last installment on May 1, 2021. The Warrants expire on the third anniversary of their issuance.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE ISSUANCE OF THE WARRANTS TO DR. SEYMOUR.
PROPOSAL 4
On July 11, 2018, the Company entered into an extension of the Employment Agreement of Dr. Anil R. Diwan to continue as the Company’s President effective July 1, 2018. Pursuant to the terms of the Agreement, Dr. Diwan will receive an annual base salary of  $400,000, will be entitled to participate in all benefits the Company provides for its employees and executive officers. In addition, as an incentive toward the ultimate success of the Company, the Company prorated an award of 525,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Shares”) which vest in three equal installments on June 30, 2019, June 30, 2020 and June 30, 2021. The Company also will grant an incentive award of  $75,000 and maintain a life insurance policy in the amount of  $2,000,000 on behalf of Dr. Diwan of which $1,000,000 will be assignable to the Company and the balance to Dr. Diwan’s estate. Pursuant to the rules of the Exchange, we are required to obtain the approval of our shareholders prior to issuing the Series A Shares.
About the Series A Convertible Preferred Stock
The Series A Preferred Stock is convertible, solely upon a “change of control”, into shares of our Common Stock at the rate of three and one-half shares of Common Stock per share of Series A converted. For the purposes of conversion of the Series A, change of control is defined as (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 40% of the voting securities of the Company (other than by means of conversion or exercise of the Series A Preferred Stock and the Securities issued together with the Series A Preferred Stock), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 60% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its Intellectual Property to another Person and the stockholders of the Company prior to such transaction own less than 60% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (c) above. The Series A Preferred Stock votes at the rate of nine votes per share of Series A, together with the Common Stock, on all matters to which shareholders of the Company are entitled to vote. Holders of the Series A Preferred Stock are not entitled to receive dividends or any liquidation preference upon the liquidation, dissolution, or winding up of the Company.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE
ISSUANCE OF THE SERIES A PREFERRED SHARES TO DR. DIWAN.
PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
On January 23, 2016, EisnerAmper LLP was engaged to audit the financial statements of the Company. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of EisnerAmper LLP for the fiscal year ending June 30, 2019. Accordingly, the Board of Directors will recommend at the Annual Meeting that the stockholders ratify the appointment by Board of Directors of EisnerAmper LLP to audit the financial statements of the Company for the current fiscal year ending June 30, 2019. Representatives of that firm are expected to be available at the Annual Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Amended and Restated Bylaws or applicable law, the Board of Directors has determined that requesting ratification by stockholders of its selection of EisnerAmper LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of EisnerAmper LLP, the appointment will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
RATIFICATION OF THE APPOINTMENT OF EISNER AMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Aggregate fees for professional services rendered for NanoViricides by EisnerAmper LLP for the fiscal years ended June 30, 2018 and 2017, were:
	Fiscal 2018	Fiscal 2017
Audit Fees	$162,000	$156,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$162,000	$156,000
OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Annual Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

GOVERNANCE OF THE COMPANY
Board of Directors
Our Board of Directors is currently comprised of the following three members: Anil Diwan, PhD., Stanley Glick, CPA and Mukund S. Kulkarni. Of the three members currently serving on the Board of Directors, the Board of Directors has determined that Messrs. Glick and Kulkarni are independent directors and also meet the additional independence standards for audit committee membership set forth by the Securities and Exchange Commission. The Board of Directors met in person or telephonically thirteen (13) times during the fiscal year ended 2018. Additionally, the Board of Directors acted by unanimous written consent in lieu of a meeting approximately three (3) times during the fiscal year ended 2018. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. The Company encourages its directors to attend the Annual Meeting of Stockholders, and all directors are expected to attend the 2018 Annual Meeting.
Board Committees
The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating Committee. The Board of Directors has determined that the Chairs and all committee members are independent under applicable NYSE MKT and SEC rules for committee memberships. The members of the committees are shown in the table below.
Director	Audit Committee	Compensation Committee	Nominating Committee
Anil Diwan	—	—	—
Stanley Glick	Chairman	Member	Member
Mukund Kulkarni	Member	Chairman	Chairman
Audit Committee
The Audit Committee is responsible primarily for overseeing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and system of internal controls, reviewing significant financial transactions and overseeing enterprise risk management. The Audit Committee met a total of four (4) times during the 2018 fiscal year.
The current members of our Audit Committee each meet the independence criteria for directors set forth under the rules of the NYSE MKT and the additional independence criteria for members of audit committees specified in Section 803B of the NYSE MKT Company Guide and Rule 10A-3 under the Exchange Act. Each member of our Audit Committee is financially literate under the current listing standards of the NYSE MKT. Our Board of Directors has determined that Stanley Glick, the chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.
Compensation Committee
The Compensation Committee is responsible primarily for reviewing the compensation arrangements for the Company’s executive officers, including the Chief Executive Officer, administering the Company’s equity compensation plans, and reviewing the compensation of the Board of Directors. The Compensation Committee’s authority to grant equity awards may not be delegated to the Company’s management or others. For a description of the Compensation Committee’s processes and procedures, including the roles of the Company’s executive officers and independent compensation consultants in the Compensation Committee’s decision-making process, please see the section entitled “Compensation Discussion and Analysis” below. The Compensation Committee met a total of three (3) times during the 2018 fiscal year.

Pursuant to Section 805 of the NYSE American Company Guide, compensation of our Chief Executive Officer is determined, or recommended to the Board of Directors for determination, by the Compensation Committee comprised solely of independent directors. The Chief Executive Officer is not present during voting or deliberations. Compensation for all other officers is determined, or recommended to the Board of Directors for determination, by the Compensation Committee comprised solely of independent directors.
Nominating Committee
The primary functions of the Nominating Committee are to: review and make recommendations on the range of skills and expertise which should be represented on the Board of Directors, and the eligibility criteria for individual Board of Directors and Committee membership; review and recommend to the Board of Directors the appropriate structure of the Board of Directors; identify individuals qualified to become Board of Directors members and recommend to the Board of Directors the nominee for election to the Board of Directors at the next Annual Meeting of Stockholders; implement a policy and procedures with regard to consideration of any director candidate recommended by stockholders; retain and terminate any search firm to be used to identify director candidates, and to approve the search firm, fees and other retention terms; and review and recommend to the Board of Directors the appropriate structure of Committees, Committee assignments and the Committee chairman.
Among the factors the Nominating Committee considers when determining persons to be nominated include whether such individuals are actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, are familiar with the requirements of a publicly traded company, are familiar with industries relevant to our business endeavors, are willing to devote significant time to the oversight duties of the Board of Directors of a public company, and are able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board of Directors needs that arise from time to time.
The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board of Directors to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Nominating Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Nominating Committee’s criteria for membership on the Board of Directors, whom the Nominating Committee believes continue to make important contributions to the Board of Directors and who consent to continue their service on the Board of Directors. The Nominating Committee will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent. The Nominating Committee met a total of three (3) times during the 2018 fiscal year.
The Audit Committee, Compensation Committee and Nominating Committee operate under written charters adopted by the Board of Directors. These charters are available on the Company’s website at www.nanoviricides.com.
Dr. Diwan and Ms. Vyas are married. There are no other family relationships between our executive officers and any director of the Company.
Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of Section 406 of the Sarbanes-Oxley Act of 2002. Based on that review, the Board of Directors maintains a Code of Ethics, and Audit Committee charters.

Code of Ethics
The Code of Ethics was adopted by NanoViricides, Inc. for the purpose of promoting honest and ethical conduct. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the Code of Ethics. It covers topics such a conflict of interest, compliance with laws, confidentiality of Company Information, encouraging the reporting of any illegal or unethical behavior, fair dealing and use of Company assets. Our Code of Ethics can be found in our filings with the Securities and Exchange Commission at www.sec.gov. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: NanoViricides, Inc. Attention: Secretary, 1 Controls Drove, Shelton, Connecticut 06484.
Board of Directors Leadership Structure and Risk Oversight
In accordance with our Bylaws, our Board of Directors appoints our officers, including our chief executive officer and chief financial officer. Our Board of Directors does not have a policy on whether the role of the chairman and chief executive officer should be separate and, if it is to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently, the roles of the chairman and chief executive officer are separate.
Our Board of Directors is primarily responsible for overseeing our risk management processes. Our Board of Directors, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board of Directors administers this risk management oversight function, our audit committee supports our Board of Directors in discharging its oversight duties and address risks inherent in their respective areas. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board of Directors leadership structure supports this approach. In particular, the audit committee is responsible for considering and discussing our significant accounting and financial risk exposures and the actions management has taken to control and monitor these exposures. Going forward, we expect that the audit committee will receive periodic reports from management at least quarterly regarding our assessment of such risks. While the Board of Directors oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board of Directors expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board of Directors. Our Board of Directors believes its administration of its risk oversight function has not affected the Board of Directors’ leadership structure.
Director’s Compensation
The Company’s non-executive directors receive cash retainers of  $25,000.00 as follows: $5,000.00 for the first three fiscal quarters and $10,000.00 for the fourth fiscal quarter, including Audit Committee meetings and the Annual Meeting of Stockholders. Directors also receive shares equal to $15,000, payable in equal, quarterly. The Company also reimburses directors for expenses incurred in their service to the Board of Directors.
Communications with the Board of Directors
Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at NanoViricides, Inc. Attention: Chief Executive Officer, 1 Controls Drive, Shelton, Connecticut 06484. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board of Directors, as appropriate.
Involvement in Certain Legal Proceedings
No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.
Adverse Proceedings
From time to time, we are a party to legal proceedings arising in the ordinary course of business. We are not currently a party to any other legal proceedings that we believe could have a material adverse effect on financial condition or results of operations.

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of NanoViricides.
Name	Age	Position
Anil Diwan, PhD.	59	President, Chairman of the Board of Directors
Irach B. Taraporewala	62	Chief Executive Officer
Meeta Vyas	59	Chief Financial Officer
Anil Diwan, PhD, age 59, has been President and the Chairman of the Board of Directors of the Company since consummation of the merger on June 1, 2005. Dr. Diwan simultaneously therewith and since its formation, has also served as the Chief Executive Officer and Director of AllExcel, Inc. (from 1995 to the present) and TheraCour Pharma, Inc. (from 2004 to the present) and is the original inventor of the technologies licensed to NanoViricides Inc., as well as the TheraCour polymeric micelle technologies and products based on them. Since 1992, he has researched and developed TheraCour nanomaterials. Dr. Diwan was the first to propose the development of novel pendant polymers for drug delivery that led to an explosion of research in pharmacological applications of polymeric micelles. Anil has won over 12 NIH SBIR grants. Dr. Diwan holds several issued patents, and three PCT international patent applications in various stages of prosecution in a number of countries, and, and has made intellectual property depositions of several additional patentable discoveries with the patent attorney. Dr. Diwan has held several scholastic distinctions, including an All-India 9th rank on the Joint Entrance Examination of all IIT’s. He holds a Ph.D. in Biochemical Engineering from Rice University (1986) and B.S. in Chemical Engineering from Indian Institute of Technology (IIT) Bombay (1980). The Company concluded Dr. Diwan’s experience plus his status as creator of the Company’s technologies render him uniquely qualified to serve in these capacities.
Irach B. Taraporewala, PhD, age 62, is a seasoned pharmaceutical executive with over 25 years of experience in drug development and regulatory strategy. He is a hands-on CEO with strong scientific background combined with significant management, leadership, business development, and financing experience. Dr. Taraporewala is the founder and Managing Member of Sitara Pharmaceutical Consulting, LLC, providing consulting services to biotechnology companies on business strategy, regulatory strategic planning for small molecule and biological pharmaceuticals, nanotechnology drugs and drug-device combination products. Dr. Taraporewala was previously the founding CEO and President of Ohr Pharmaceutical, Inc. (“Ohr”), from April 2010 until December 2015. During his 5 years of leadership at Ohr, he played a critical role in taking the company from preclinical stage through successful Phase II clinical trials. Dr. Taraporewala holds a Ph.D. degree in Medicinal Chemistry from the Philadelphia College of Pharmacy, University of the Sciences in Philadelphia (1984). He holds a Master of Science degree in Organic Chemistry, and a Bachelor of Science degree in Chemistry and Microbiology, both from the University of Bombay, India.
Meeta Vyas, SB, MBA, age 59, is known as a strong leader with board level experience and successful achievements as a Senior Executive in a broad range of entities including publicly listed corporations, non-revenue generating entities, and medium to large size companies. Ms. Vyas has over twenty-five years of experience in performance and process improvement of both publicly listed companies and non-revenue producing entities, in areas ranging from Finance and Operations to Strategy and Management. Meeta holds the distinction of being the first Indian woman to be named CEO of a publicly listed U.S. corporation, Signature Brands, Inc., best known for “Mr. Coffee” and “Health-O-Meter” brand products. As CEO, acting COO and Vice Chairman of the Board of Signature Brands, Inc., she was responsible for the development and implementation of a turnaround plan, resulting in Signature’s return to profitability and growth. Later, as the CEO of the World-Wide Fund for Nature — India (WWF-India) and then as a Vice President of the National Audubon Society (USA), both non-revenue generating entities, Meeta successfully raised unrestricted funding that significantly exceeded annual requirements and also instituted financial processes to measure a variety of performance metrics. Earlier in her career, she was responsible for designing the strategy and initiating the implementation plan for the highly successful information technology outsourcing program at General Electric (“GE”). Also at GE, Ms. Vyas ran GE

Appliances’ Range Products business unit having revenues exceeding $1 Billion where her team doubled operating income in less than two years. Prior to that, as a management consultant with McKinsey and Company, she served publicly listed companies in chemicals, industrial, and technology markets, primarily focusing on growth strategies, valuations, post-merger integrations, and logistics operations. Ms. Vyas is married to Anil Diwan, the Company’s President and Chairman and principal shareholder of TheraCour Pharma, Inc. Ms. Vyas holds a MBA in Finance from Columbia University’s Graduate School of Business, and a SB in Chemical Engineering from the Massachusetts Institute of Technology.
Dr. Diwan and Ms. Vyas are married. There are no other family relationships between our executive officers and any director of the Company.
EXECUTIVE COMPENSATION
The following table reflects all forms of compensation for the years ended June 30, 2018, 2017 and 2016:
Name and Principal Position	Year	Salary	Bonus ($)	Stock Award(s) ($)	Option Awards (#)	All Other Compensation ($)	Total ($)
Eugene Seymour, Former CEO & Director(1)	2018	$631,250	$118,750	$121,008	250,000	$63,500	$934,508
	2017	$372,917	$75,000	$297,266	—	$—	$745,183
	2016	$345,833	$75,000	$309,344	—	$—	$655,177
Anil Diwan President, Director	2018	$397,917	$75,000	$267,143	—	$—	$740,060
	2017	$372,917	$75,000	$810,250	—	$—	$1,258,167
	2016	$345,833	$75,000	$309,344	—	$—	$655,177
Meeta Vyas CFO	2018	$129,600	$—	$75,381	—	$—	$204,980
	2017	$129,600	$—	$98,964	—	$—	$228,564
	2016	$129,600	$—	$123,656	—	$—	$253,256
Irach Taraporewala CEO(2)	2018	$—	$—	$—	—	$—	$—

(1)
Resigned January 27, 2018

(2)
Appointed July 19, 2018

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of June 30, 2018.
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Eugene Seymour, Former CEO and Director(1)	—	—	$—	—	—	—	—	—
Anil Diwan, President and Director	—	—	$—	—	—	—	—	—
Milton Boniuk, MD	—	—	$—	—	—	—	—	—
Mukund Kulkarni	—	—	$—	—	—	—	—	—
Stanley Glick	—	—	$—	—	—	—	—	—
Meeta Vyas	—	—	$—	—	—	—	—	—
Irach Taraporewala(2)	—	—	$—	—	—	—	—	—

(1)
Resigned January 27, 2018

(2)
Appointed July 19, 2018

Determination of Compensation
The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Board of Directors. The Board of Directors makes independent decisions about all aspects of NEO compensation, and takes into account compensation data and benchmarks for comparable positions and companies in different applicable geographical areas. The Compensation Committee assists the Board in achieving these objectives.
The Company’s current executives’ compensation program as of the date of this report has been at the same level since 2005. The program is simplistic and is less structured than a more mature corporation. Two of our officers are founders or co-founders of the Company and their ownership in the Company has driven their philosophy to provide modest salaries and no annual bonus. The compensation structure was set to retain capital resources in the Company to further growth.
Compensation Objectives
We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.
Elements of Compensation
Base Salary.   All full time executives are paid a base salary. Base salaries for our executives are established based on the scope of their responsibilities, professional qualifications, academic background, and the other elements of the executive’s compensation, including stock-based compensation. However, at this time current total annual compensation is not in line with comparable companies, because our philosophy was to pay modest salaries with no bonus to conserve capital resources for future company growth. Our intent is to set executives’ base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.
Equity Incentive Compensation.   We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Board of Directors has the general authority, however, to award equity incentive compensation, i.e.stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The Board of Directors does not have a determined formula for determining the number of options available to be granted. The Board of Directors will review each executive’s individual performance and his or her contribution to our strategic goals periodically. With the exception of stock options automatically granted in accordance with the terms of the employment agreement with our executive officers, our Board of Directors grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information. As additional compensation for the year ended June 30, 2018, the Company issued 207,650 shares of the Company’s Series A Convertible Preferred Stock and 71,430 shares of the Company’s restricted common stock. The shares of Series A Convertible Preferred Stock are subject to restriction on sale. The valuation applied to the shares was based upon an appraisal derived from the application of statistical calculations and based upon assumptions at the time of the appraisal which may not be realized.

Compensation of Scientific Advisory Board
The Company installed the Scientific Advisory Board solely to provide ongoing advice to the Company with respect to research, development and marketing of anti-viral and anti-microbial products. The Company anticipates holding four Scientific Advisory Board meetings per annum. As compensation, each member of the Scientific Advisory Board (SAB) will be granted each quarter [2,858] warrants to purchase the Company’s common stock at [120%] of the Company’s closing stock quote on the day following the meeting. Should the Company not call a quarterly meeting, quarterly options will be granted on May 15, August 15, November 15, and February 15. The warrants will have a four year expiration date. In addition the Company will reimburse each SAB member for travel and other out-of-pocket expenses incurred in the course of performing their services. For the year ended June 30, 2018, the SAB was granted stock warrants to purchase 45,728 shares of common stock at prices at from $0.64 to $1.56 per share.
Employment Agreements
On July 11, 2018, the Company entered into an extension of the employment agreement with Dr. Anil R. Diwan, PhD, the Company’s founder, President and Chairman effective July 1, 2018. On July 19, 2018, the Company entered into an employment agreement with Dr. Irach Taraporewala as Chief Executive Officer of the Company effective September 1, 2018. The terms of the agreements, as more fully set forth below, were determined by the Company’s independent Compensation Committee of the Board of Directors based upon comparative compensation reports prepared by an independent third-party research firm. The Compensation Committee determined that the proposed compensation for Drs. Diwan and Taraporewala were in line with similar publicly-traded pharmaceutical companies.
On July 19, 2018, the Company and Dr. Taraporewala agreed that Dr. Taraporewala would serve as the Company’s Chief Executive Officer and Director for a term of three years. Dr. Taraporewala’s compensation would be an annual base salary of  $360,000. Additionally, Dr. Taraporewala was granted options to purchase 300,000 shares of the Company’s common stock, par value $0.001 per share at an exercise price equal to 20% above the closing bid price on September 1, 2018 that vest equally over the term of employment agreement. The agreement provides for customary benefits including health and life insurance coverage, and vacation days. The agreement also provides customary terms regarding confidentiality, restrictive covenants, non-solicitation and non-disclosure.
On July 11, 2018, the Company and Dr. Diwan agreed Dr. Diwan would continue to serve as the Company’s President and Chairman of the Board of Directors for a term of three years. Dr. Diwan’s compensation would be an annual base salary of  $400,000. Additionally, Dr. Diwan was awarded a grant of 525,000 shares of the Company’s Series A Stock that vest equally over the term of the employment agreement. Any unvested shares of Series A Stock are subject to forfeiture upon termination for cause or resignation of Dr. Diwan. The employment agreement also provides incentive bonuses of  $75,000 per year payable on or before July 31, 2018, 2019 and 2020. The agreement provides for customary benefits including health and life insurance coverage, and vacation days. The agreement also provides customary terms regarding confidentiality, restrictive covenants, non-solicitation and non-disclosure.
On May 30, 2013, the Company and Meeta Vyas, its Interim Chief Financial Officer, agreed that during the term of Ms. Vyas’ service, she will be compensated on the basis of  $9,000 per month and 2,572 shares of Series A Preferred Stock, also on a monthly basis. Ms. Vyas is married to Anil Diwan, the President and Chairman of the Company.
On March 3, 2010, the Company entered into an employment agreement with Dr. Jayant Tatake to serve as Vice President of Research and Development. The employment agreement provides for term of four years with a base salary of  $150,000. In addition, the Company issued 26,786 shares of Series A Preferred Stock and 35,714 shares of common stock, and will issue an additional 26,786 shares of Series A Preferred Stock and 35,714 shares of common stock on each anniversary date of the agreement. The Compensation Committee of the Board of Directors extended the current provisions of the Employment Agreement pending its review of current industry compensation arrangements and Employment agreements.

On March 3, 2010, the Company entered into an employment agreement with Dr. Randall Barton to serve as Chief Scientific Officer. The employment agreement provides for term of four years with a base salary of  $150,000. In addition, the Company issued 35,714 shares of common stock, and will issue an additional 35,714 shares of common stock on each anniversary date of the agreement. The Compensation Committee of the Board of Directors extended the current provisions of the Employment Agreement pending its review of current industry compensation arrangements and Employment agreements.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On May 13, 2013, Meeta Vyas was appointed as the Company’s Chief Financial Officer. During the term of Ms. Vyas’ service, she will be compensated on the basis of  $9,000 per month and 2,572 shares of Series A Preferred Stock, also on a monthly basis. Ms. Vyas is married to Anil Diwan, the President and Chairman of the Company. On January 1, 2015 her compensation was increased to $10,800 per month.
TheraCour Pharma, Inc.
On May 12, 2005, the Company entered into a Material License Agreement, amended as of January 8, 2007 (the “License”) with TheraCour Pharma, Inc., (“TheraCour”), our largest shareholder. The Company was granted exclusive licenses in perpetuity for technologies developed by TheraCour for the virus types: Human Immunodeficiency Virus (HIV/AIDS), Influenza including Asian Bird Flu Virus, Herpes Simplex Virus (HSV-1 and HSV-2), Hepatitis C Virus (HCV), Hepatitis B Virus (HBV), and Rabies. On February 15, 2010, the Company entered into an Additional License Agreement with TheraCour Pharma, Inc. (“TheraCour”). Pursuant to the exclusive Additional License Agreement, in consideration for the issuance of 2,000,000 shares of the Company’s Series A Preferred Stock, (the “Series A Preferred”), the Company was granted exclusive licenses, in perpetuity, for technologies, developed by TheraCour, for the development of drug candidates for the treatment of Dengue viruses, Ebola/Marburg viruses, Japanese Encephalitis, viruses causing viral Conjunctivitis (a disease of the eye) and Ocular Herpes.
In consideration for obtaining these exclusive licenses, we agreed: (1) that TheraCour can charge its costs (direct and indirect) plus no more than 30% of a specified portion of certain direct costs as a Development Fee and such development fees shall be due and payable in periodic installments as billed; (2) we will pay $2,000 or actual costs monthly, whichever is higher, for other general and administrative expenses incurred by TheraCour on our behalf; (3) make royalty payments (calculated as a percentage of net sales of the licensed drugs) of 15% (calculated as a percentage of net sales of the licensed drugs) to TheraCour; (4) TheraCour retains the exclusive right to develop and manufacture the licensed drugs. TheraCour will manufacture the licensed drugs exclusively for NanoViricides, and unless such license is terminated, will not manufacture such product for its own sake or for others; and (5) TheraCour may request and NanoViricides, Inc. will pay an advance payment (refundable) equal to twice the amount of the previous month’s invoice to be applied as a prepayment towards expenses. TheraCour may terminate the license upon a material breach by us as specified in the agreement. However, we may avoid such termination if within 90 days of receipt of such termination notice we cure the breach.
TheraCour acquired property and equipment on behalf of the Company from third party vendors and sold such property and equipment, to the Company, at cost, of  $30,321, $33,147, and $39,938, for the fiscal years ended June 30, 2018, 2017, and 2016, respectively.
Accounts payable to TheraCour were $107,468 and $340,695 at June 30, 2018 and 2017 respectively.
Development costs charged by and paid to TheraCour Pharma, Inc. were $3,176,977, $3,368,919 and $3,731,498, for the fiscal years ended June 30, 2018, 2017, and 2016, respectively. No royalties are due or have been paid from inception through June 30, 2018.
As of June 30, 2018, TheraCour owns 9,419,170 shares of the Company’s outstanding common stock and 2,000,000 shares of Series A Preferred. Anil Diwan, the Company’s President and Chairman, also serves as the CEO and Director of TheraCour and owns approximately 90% of the outstanding capital stock of TheraCour.

Family Relationships
Meeta Vyas, the Company’s interim Chief Financial Officer, is the wife of Anil Diwan, our founder, Chairman and President. As of October 13, 2017, there were no other family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.
Review, Approval or Ratification of Transactions with Related Persons
Under the SEC’s rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.
The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major stockholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.
These practices are undertaken pursuant to written policies and procedures contained in the Company’s Code Ethics, which requires compliance with applicable laws and regulations, the avoidance of conflicts of interest, and prohibits the taking of corporate opportunities for personal benefit. In addition, as a Nevada corporation, we are subject to Section 78.140 of the Nevada Revised Statutes, which provides, among other things, that related party transactions involving the Company and our directors or officers need to be approved by a majority of directors, which may include the vote of an interested directors provided that two of the following circumstances exist:
(a) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.
(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.
(c) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.
(d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2018 fiscal year were timely filed except Dr. Boniuk, a former member of the Board of Directors, who filed a Form 4 on or about October 11, 2017 which was untimely.

FORM 10-K
We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended June 30, 2018, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, Attention: Corporate Secretary.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF
DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2019 Annual Meeting, the proposal must be received by us at our principal executive offices by June 25, 2019. The proposal should be sent to the attention of: Secretary, NanoViricides, Inc., 1 Controls Drive, Shelton, Connecticut 06484, and must include the information and representations that are set out in Exchange Act Rule 14a-8.
Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Nevada law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.
Except as noted below, to be timely, proposals and nominations with respect to the 2019 annual meeting of shareholders must be delivered to us no later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than 30 calendar days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.
In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.
FOR THE BOARD OF DIRECTORS
Anil Diwan
Chairman of the Board of Directors,
President and Secretary

APPENDIX A
NANOVIRICIDES, INC.
2018 EXECUTIVE
EQUITY INCENTIVE PLAN
[      ] __, 2018

NANOVIRICIDES, INC.
2018 EXECUTIVE
EQUITY INCENTIVE PLAN
1.
Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:
(a) Administrator means the Committee, or upon its absence, the Board.
(b) Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.
(c) Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Nevada Revised Statutes, the Securities Act, the Exchange Act, the Code (including, without limitation, Code Section 162(m)) and the listing or other rules of any applicable stock exchange, in each case if and to the extent applicable to the Company. References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.
(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Reload Option; a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Substitute Award and/or any other award granted under the Plan.
(e) Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock, Preferred Stock or any other benefit underlying an Award, as may be established by the Administrator.
(f) Base Price means, with respect to a SAR, the initial price assigned to the SAR.
(g) Board or Board of Directors means the Board of Directors of the Company.
(h) Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change in control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal or failure to perform his duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of  “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.
(i) A Change of Control shall (except as may be otherwise provided in an individual Award Agreement or as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting capital stock;
(ii) The date of the consummation of  (A) a merger, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction do not have voting control over more than fifty percent (50%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or
(iii) The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s shareholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.
(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)
For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.
Notwithstanding the preceding provisions of Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.
The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.
(j) Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.
(k) Committee means the Compensation Committee of the Board or other committee of the Board which may be appointed to administer the Plan in whole or in part.
(l) Common Stock means the common stock of NanoViricides, Inc., $0.001 par value, or any successor securities thereto.
(m) Company means NanoViricides, Inc., a Nevada corporation, together with any successor thereto.
(n) Covered Employee shall have the meaning given the term in Code Section 162(m).
(o) Director means a member of the Board or of the board of directors of an Affiliate.
(p) Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.
(q) Displacement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, be as defined in any Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Displacement”), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant. The Administrator shall have authority to determine if a Displacement has occurred.
(r) Effective Date means the effective date of the Plan, as provided in Section 4.
(s) Exchange Act means the Securities Exchange Act of 1934, as amended.
(t) Executive Officer means any person who is deemed by the Board or the Committee to be an executive officer of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan).
(u) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market (“Nasdaq”), New York Stock Exchange MKT (“MKT”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.
(v) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.
(w) Good Reason means, unless otherwise provided in an Award Agreement or determined by the Administrator, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment, change in control, consulting or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then, a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with (other than in the context of a promotion), or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control, or (C) the relocation of the Participant’s principal place of employment by more than 50 miles from the location at which the Participant was employed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for “Good Reason” if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. In the context other than a Change of Control, “Good Reason” shall be as defined by the Administrator and set forth in the applicable Award Agreement. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.
(x) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.
(y) Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.
(z) Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.
(aa) Option Period means the term of an Option, as provided in Section 7(d).
(bb) Option Price means the price at which an Option may be exercised, as provided in Section 7(b).
(cc) Other Stock-Based Award means a right, granted to a Participant under Section 11, that relates to or is valued by referenced to shares of Common Stock or other Awards relating to shares of Common Stock.
(dd) Parent shall mean a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(ee) Participant means an individual who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.
(ff) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.
(gg) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required by Applicable Law with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such performance factors shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) revenues or sales; (ii) gross margins; (iii) earnings per share; (iv) product production or shipments; (v) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vi) net income; (vii) operating income; (viii) book value per share; (ix) return on shareholders’ equity; (x) return on investment; (xi) return on capital; (xii) capital raising and improvements in capital structure; (xiii) expense management; (xiv) operating margins; (xv) maintenance or improvement of gross margins or operating margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) profitability; (xix) costs; (xx) cash flow or free cash flow; (xxi) working capital; (xxii) return on assets;

(xxiii) economic wealth created, and/or (xxiv) strategic business criteria, based on meeting specified goals or objectives related to market penetration, geographic business expansion, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, management of litigation, management of information technology, goals relating to acquisitions or divestitures of products, product lines, subsidiaries, affiliates or joint ventures, quality matrices, customer service matrices, execution of pre-approved corporate strategy and/or such other performance based factors deemed reasonable and appropriate by the Board. In addition, with respect to Participants who are not Covered Employees, the Administrator may approve performance objectives based on other criteria, which may or may not be objective. If and to the extent that Code Section 162(m) is applicable to the Company, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, units, partnerships, joint venturers or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, and/or relative to one or more peer group companies or indices, or any combination thereof.
(hh) Plan means the NanoViricides, Inc. 2018 Executive Equity Incentive Plan, as it may be hereafter amended and/or restated.
(ii) Preferred Stock means the Series A Convertible Preferred Stock of NanoViricides, Inc.
(jj) Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
(kk) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.
(ll) Restricted Stock Award means an Award of shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.
(mm) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.
(nn) Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change in control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.
(oo) SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(pp) Securities Act means the Securities Act of 1933, as amended.
(qq) Subsidiary shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
(rr) Substitute Award means an Award granted by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
(ss) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).
2.
Purpose

The purposes of the Plan are to encourage and enable selected, eligible Directors and Executive Officers of the Company and its Affiliates to acquire or to increase their holdings of Common Stock, Preferred Stock and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; and/or Other Stock-Based Awards.
3.
Administration of the Plan

(a) The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). If and to the extent the Company is subject to Rule 16b-3 adopted under the Exchange Act, the Committee shall, to the extent required by Rule 16b-3 adopted under the Exchange Act, be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Applicable Law, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.
(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock or Preferred Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Directors or Executive Officers under any other compensation plan, program or arrangement of the Company or an Affiliate. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s articles of incorporation and/or bylaws and/or pursuant to Applicable Law.
(c) The Administrator may adjust or modify performance factors or criteria due to extraordinary items, transactions, events or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (provided that should Code Section 162(m) become applicable, any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be subject to any applicable Code Section 162(m) restrictions).
(d) Notwithstanding the other provisions of Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.
4.
Effective Date

The Effective Date of the Plan shall be ___________ __, 2018 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after _________ __, 2028. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.
5.
Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall initially not exceed 5,000,000 shares and the maximum aggregate number of shares of

Preferred Stock that may be issued pursuant to Awards granted under the Plan shall initially not exceed 2,000,000 shares. The Company hereby reserves sufficient authorized shares of Common Stock and Preferred Stock to meet the grant of Awards hereunder.
(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):
(i) The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed [ ] shares;
(ii) If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than [ ] shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award);
(iii) If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than [ ] shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award).
(For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)
(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award if the Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares underlying the Award or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Company; and (iv) any shares surrendered by a Participant or withheld by the Company to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirements in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding requirements by either tendering previously owned shares or having the Company withhold shares. Further, (i) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan; and (ii) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to applicable stock exchange listing requirements) and will not reduce the maximum number of shares available under the Plan.
(d) Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock, other distribution (other than regular or ordinary cash dividends) or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).
(e) Substitute Awards: Substitute Awards shall not reduce the Common Stock authorized for issuance under the Plan or authorized for grant to Participants in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Common Stock authorized for issuance under the Plan; provided the Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Directors or Executive Officers of the Company or its Subsidiaries immediately before such acquisition or combination.
6.
Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:
(a) The individual is either (i) a Director, (ii) an Executive Officer, or (iii) a senior employee, as determined by the Administrator, provided that in each case such person is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.
(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).
(c) With respect to the grant of Substitute Awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).
(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).
7.
Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.
(b) Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
(c) Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.
(d) Option Period and Limitations on the Right to Exercise Options:
(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.
(ii) An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:
(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;
(B) By shares of Common Stock withheld upon exercise;
(C) With respect only to purchases upon exercise of an Option after a Public Market for the Common Stock exists, by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;
(D) By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; or
(E) By any combination of the foregoing methods.
Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee. For the purposes of the Plan, a “Public Market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock (or successor securities thereto) pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.
(iii) The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also shall have authority, in its sole discretion (taking into account any Code

Section 409A considerations), to accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.
(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.
(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of  $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.
(g) Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
(h) Modification, Extension or Renewal. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, (a) except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted and (b) except pursuant to the provisions of Section 7(b) of the Plan, Options issued hereunder will not be repriced, replaced or regranted through cancellation or by lowering the Exercise Price of a previously granted Award without prior approval of the Company’s stockholders. Any outstanding Incentive Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.
(i) Limitations on Exercise. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
(j) No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to Incentive Options will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Option under Section 422 of the Code.
(k) Lapsed Grants. Notwithstanding anything in the Plan to the contrary, the Company may, in its sole discretion, allow the exercise of a lapsed grant if the Company determines that: (a) the lapse was the result of the Company’s inability to timely execute the exercise of an Option award prior to its lapse and (b) the Participant made valid and reasonable efforts to exercise the Award. In the event the Company makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination; provided, however, that in no event shall any such exercise be permitted to occur later than the tenth anniversary of the date of grant of such award.

8.
Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately, without relationship to an Option, to an eligible individual (a “Freestanding SAR”). The Base Price per share of a SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.
(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.
(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.
(d) Exercise of SARs:
(i) Subject to the terms of the Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.
(ii) SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.
(iii) The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of a SAR which was not otherwise exercisable on the Termination Date, extend the period during which a SAR may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.
(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying

(i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR, by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.
(f) Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
9.
Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such eligible Participants, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Displacement, Disability, death, or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ii)).
(b) Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator, in its sole discretion, may (subject to any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.
(c) Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
(d) Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture.

Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and is distributable.
(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
10.
Reload Options

(a) Grant of the Reload Options: Subject to the limitations of the Plan and subsections (b) and (c) of this Section 10, if a Participant has an Option to purchase shares of any class of common stock (the “Original Option”) with reload rights and pays for the exercise of the Original Option by surrendering common stock of the same class, the Participant shall receive a new option (a “Reload Option”) to purchase the number and class of shares so surrendered (or, if applicable, the number of shares provided for in paragraph (h) of this Section 9) at an exercise price equal to the fair market value of the class of stock on the date of the exercise of the Original Option. If, in the judgment of the Administrator, the number of shares available on the exercise of the Original Option falls below a number sufficient to provide for the grant of Reload Options and for other purposes under the Plan, the Administrator may authorize the issuance of Reload Options from any other plan of the Company under which sufficient shares are authorized but not issued.
(b) Minimum Purchase Required: A Reload option will be granted only if the exercise of the Original Option is an exercise of at least 50% of the total number of shares granted under the Original Option (or an exercise of all the shares remaining under the Original Option if less than 5,000 of the shares remain to be exercised).
(c) Other Requirements: A Reload Option: (a) will not be granted if the market value of the common stock of the Company on the date of exercise of the Original Option is less than the exercise price of the Original Option; (b) will not be granted if the Participant is not, on the exercise date, an employee of the Company or an Affiliate; and (c) will not be granted if the Original Option is exercised less than one year before the expiration of the Original Option.
(d) Term of Option: The Reload Option shall expire on the same date as the Original Option.
(e) Type of Option: The Reload Option shall be a nonqualified option to purchase shares of the same class of shares as the Original Option.
(f) No Additional Reload Options: The Reload Options shall not include any right to a second Reload Option.
(g) Date of Grant, Vesting: The date of grant of the Reload Option shall be the date of the exercise of the Original Option. The Reload Options shall be exercisable in full beginning one year from date of grant; provided, however, that all shares purchased upon the exercise of the Original Option (except for any shares withheld for tax withholding obligations) shall not be sold, transferred or pledged except in accordance with the Plan. [The Reload Option shall become exercisable in full upon the death or disability of the Participant. In no event shall a Reload Option be exercised after the expiration of the Original Option provided in subsection (d) of this Section 10.
(h) Stock Withholding; Grants of Reload Options: If the other requirements of this Section 10 are satisfied, and if shares are withheld or shares surrendered for tax withholding, a Reload Option will be granted for the number of shares surrendered as payment for the exercise of the Original Option plus the number of shares surrendered or withheld to satisfy tax withholding.

11.
Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions. Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
12.
Change of Control

The Administrator shall (taking into account any Code Section 409A considerations) have sole discretion to determine at any time the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award (in whole or in part), in the event of a Change of Control. Without limiting the effect of the foregoing, the Administrator’s discretion shall include, but shall in no way be limited to, the discretion to determine with respect to all or any portion of an Award that (a) the Award shall vest, be earned and/or become exercisable upon a Change of Control, (b) vesting, earning and/or exercisability of the Award shall accelerate upon a Change of Control, (c) exercise of the Award must occur, if at all, within time period(s) specified by the Administrator, after which time period(s) the Award shall, unless the Administrator determines otherwise, terminate, (d) the Award shall be assumed or substituted for another award, (e) the Award shall be cancelled without the payment of consideration, (f) the Award shall be cancelled in exchange for a cash payment or other consideration in an amount determined by the Administrator, (g) the Award shall be subject to such treatment (including but not limited to cancellation, cashout, assumption or substitution) as is provided under the terms of the agreement or other instrument establishing terms of the Change of Control transaction (e.g., a merger agreement); and/or (h) other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change of Control on an Award shall be subject to both the occurrence of a Change of Control event and termination of employment or service of the Participant upon such terms and conditions as may be established by the Administrator. Any such determinations of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement.
13.
Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

14.
Amendment and Termination of the Plan and Awards

(a) Amendment and Termination of Plan: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that approval of an amendment to the Plan by the shareholders of the Company shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Law.
(b) Amendment and Termination of Awards: The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 16(c) or Section 16(d)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.
(c) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:
(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).
(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.
(d) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator shall have unilateral discretion to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award. Without in any way limiting the authority of the Administrator described in the preceding sentence, in the case of Options and SARs, the Administrator may determine that (i) the difference between the Fair Market Value per share of the Common Stock at the time of cancellation (or as of such other date determined by the Administrator) and the Option Price or Base Price, as the case may be, shall constitute an equivalent cash value, and (ii) if the calculation described in Section 16(d)(i) herein does not result in a positive number, the Option or SAR, as the case may be, may be canceled for no consideration.
15.
Restrictions on Awards and Shares; Compliance with Applicable Law

(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, noncompetition agreements, confidentiality agreements, nonsolicitation agreements, nondisparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.
(b) Compliance with Applicable Law, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.
16.
No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as a Director, or Officer, or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.
17.
General Provisions

(a) Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.
(b) Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(c) Code Section 162(m) Performance-Based Compensation. If and to the extent to which Code Section 162(m) is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.
(d) Unfunded Plan; No Effect on Other Plans:
(i) The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.
(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.
(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.
(e) Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.
(f) Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.
(g) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.
(h) Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i) Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.
(j) Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.
(k) Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or Preferred Stock (or other benefits) subject to an Award, as may be established by the Administrator.
(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.
(m) Uncertified Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s articles of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).
(n) Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.
(o) Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as a Director or Executive Officer changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.
(p) Shareholder Approval: The Plan is subject to approval by the shareholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.
(q) Deferrals: Subject to the provisions of this Section 16(q) and Section 17, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.
(r) Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.
(s) Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, Preferred Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.
(t) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
(u) Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company and its Subsidiaries operate or have employees, the Board, in its sole discretion, shall have the power and authority to (i) determine which Directors and Executive Officers employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to Directors and Executive Officers who are employed outside the United States, and (iii) establish subplans (through the addition of schedules to the Plan or otherwise), modify option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.
(v) Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Board shall have the authority to adjust any performance-based goals and targets or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such performance-based goals and targets or performance-based criteria to be inappropriate in the judgment of the Board; provided, that with respect to any Award that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Board shall be consistent with the requirements of Section 162(m) of the Code and the regulations thereunder.
18.
Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (as defined under Code Section 409A) (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award

Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

E52215-P12598 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 30, 2018. NANOVIRICIDES, INC. NANOVIRICIDES, INC. 1 CONTROLS DRIVE SHELTON, CT 06484 Meeting Information Meeting Type: Annual Meeting For holders as of: October 5, 2018 Date: November 30, 2018 Time: 10:00 AM EST Location: Sheraton Stamford Hotel 700 E Main Street Stamford, CT 06901 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NNVC2018. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

E52216-P12598 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 16, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/NNVC2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E52217-P12598 Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Irach B. Taraporewala as a Class II Director and James Sapirstein as a Class I Director, each for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Re-election of Stanley Glick, CPA as a Class III Director, for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Nominees: 01) Irach B. Taraporewala 02) James Sapirstein 03) Stanley Glick, CPA The Board of Directors recommends you vote FOR the following proposals: 2. To approve the Company's Executive Equity Incentive Plan. 3. To approve an award of warrants to purchase 250,000 shares of our common stock to be issued to Eugene Seymour in connection with his separation as the Company's Chief Executive Officer. 4. To approve an award of 525,000 shares of the Company's Series A Preferred Stock to Anil Diwan in connection with the extension of his employment as the Company's President. 5. To ratify the appointment of Eisner Amper LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2019. 6. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting.

E52218-P12598

NANOVIRICIDES, INC. 1 CONTROLS DRIVE SHELTON, CT 06484 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NNVC2018 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E52213-P12598 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NANOVIRICIDES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Irach B. Taraporewala as a Class II Director and James Sapirstein as a Class I Director, each for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Re-election of Stanley Glick, CPA as a Class III Director, for a two-year term expiring at the 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Nominees: 01) Irach B. Taraporewala 02) James Sapirstein 03) Stanley Glick, CPA For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve the Company's Executive Equity Incentive Plan. 3. To approve an award of warrants to purchase 250,000 shares of our common stock to be issued to Eugene Seymour in connection with his separation as the Company's Chief Executive Officer. 4. To approve an award of 525,000 shares of the Company's Series A Preferred Stock to Anil Diwan in connection with the extension of his employment as the Company's President. 5. To ratify the appointment of Eisner Amper LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2019. 6. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E52214-P12598 NANOVIRICIDES, INC. Annual Meeting of Stockholders November 30, 2018 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of NanoViricides, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of 2018 Annual Meeting of Stockholders and Proxy Statement with respect to the 2018 Annual Meeting of Stockholders of NanoViricides, Inc. to be held at the Sheraton Stamford Hotel, 700 E Main Street, Stamford, CT 06901 and live via the Internet at www.virtualshareholdermeeting.com/NNVC2018 on November 30, 2018 at 10:00 a.m. Eastern Standard Time, and hereby appoints Anil Diwan and Irach B. Taraporewala, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the NanoViricides, Inc. Common Stock of the undersigned at such meeting and any postponement(s) or adjournment(s) of such meeting, as set forth on the reverse side, and in their discretion upon any other business that may properly come before the meeting (and any such (postponement(s) or adjournment(s)). THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4 AND 5. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side